EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of August 5, 2026 (this “Agreement”), among ZIMMER BIOMET HOLDINGS, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent.

WHEREAS, reference is made to the 364-Day Revolving Credit Agreement dated as of June 26, 2026, (as it may be amended, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein, and the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, have agreed to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.
Amendment to Credit Agreement. On and as of the First Amendment Effective Date (as defined below), the term “Permitted Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Permitted Debt” shall mean: (a) Debt of any Subsidiary to any Group Member; (b) any Debt incurred pursuant to Sale and Leaseback Transactions permitted under Section 7.03; (c) Debt of any Subsidiary as an account party in respect of trade letters of credit, to the extent that such letters of credit are not drawn upon; (d) Debt of any Person existing at the time such Person becomes a Subsidiary; provided that such Debt was not created in anticipation of such Person becoming a Subsidiary; (e) Debt secured by any Lien permitted pursuant to Section 7.02(b) or 7.02(q); (f) Debt consisting of guarantees of loans made to officers, directors or employees of any Subsidiary; (g) unsecured trade accounts payable and other unsecured current Debt incurred in the ordinary course of business and not more than 120 days past due (but excluding any Debt for borrowed money); (h) any Permitted Receivables Securitization; (i) Debt with respect to surety, appeal and performance bonds obtained by any Subsidiary in the ordinary course of business; (j) Debt owed in respect of any netting services, overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds; (k) Debt incurred at a Japanese subsidiary of the Borrower in an aggregate principal amount (together with any replacements, renewals, refinancings or extensions thereof pursuant to clause (o) below) not to exceed $300,000,000 (or the equivalent thereof in Japanese Yen); (l) Debt of any Subsidiary Guarantor; (m) Debt of any Finco Subsidiary; (n) (i) Debt incurred to finance the

2

acquisition, construction, repair or improvement of fixed or capital assets, including any Capital Lease Obligations, provided that such Debt is incurred prior to or within 180 days after such acquisition or the completion of such construction, repair or improvement, and (ii) Debt in the form of deferred consideration or in the form of earnouts, purchase price adjustments or other contingent obligations, in each case, incurred in connection with an acquisition; and (o) any replacement, renewal, refinancing or extension of any Debt referenced in clause (d) or (k) above that does not exceed the aggregate principal amount (plus associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended (except that accrued and unpaid interest not delinquent in accordance with its terms may be part of any refinancing pursuant to this clause).”

SECTION 3.
Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that:
(a)
This Agreement has been duly authorized by all necessary corporate or other organizational and, if required, stockholder action of the Borrower and has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms (subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity)).
(b)
On and as of the First Amendment Effective Date, before and after giving effect to this Agreement:
(i)
the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date; provided that (A) to the extent such representations and warranties expressly relate to an earlier date, they are true and correct in all material respects as of such earlier date, and (B) to the extent such representations and warranties are qualified by materiality, such representations and warranties are true and correct in all respects; and
(ii)
no Default has occurred and is continuing.
SECTION 4.
Effectiveness. This Agreement shall become effective as of the first date (the “First Amendment Effective Date”) on which:
(a)
the Administrative Agent shall have executed a counterpart of this Agreement and the Administrative Agent (or its counsel) shall have received from the Borrower and Lenders constituting the Required Lenders a counterpart of this Agreement signed on behalf of such party (which, subject to Section 10.10(b) of the Credit Agreement, may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page of this Agreement); and
(b)
the Administrative Agent shall have received, to the extent invoiced, reimbursement of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5.
Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)
On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.
Applicable Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether in law or equity) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 7.
Incorporation by Reference. The provisions of Sections 10.09, 10.10, 10.11, 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

ZIMMER BIOMET HOLDINGS, INC.

by /s/ Pradipto Bagchi

Name: Pradipto Bagchi

Title: Vice President and Treasurer

[Signature Page to First Amendment – 364-Day Revolving Credit Agreement of Zimmer Biomet Holdings, Inc.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender,
by
/s/ Gregory T. Martin
Name: Gregory T. Martin Title: Executive Director

[Signature Page to First Amendment – 364-Day Revolving Credit Agreement of Zimmer Biomet Holdings, Inc.]

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

CITIBANK, N.A.:
by
/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

MIZUHO BANK, LTD.:
by
/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: BANK OF AMERICA, N.A.
by
/s/ Grant Griffith
Name: Grant Griffith
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Barclays Bank PLC
by
/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: BNP Paribas
by
/s/ Nicole Rodriguez
Name: Nicole Rodriguez
Title: Director

by
/s/ Valentin Detry
Name: Valentin Detry
Title: Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

DNB CAPITAL LLC
by
/s/ Kristie Li
Name: Kristie Li
Title: SVP

by
/s/ David Meisner
Name: David Meisner
Title: FVP

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Goldman Sachs Bank USA
by
/s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: The Hongkong and Shanghai Banking Corporation Limited
by
/s/ Oliver Jones
Name: Oliver Jones
Title: Managing Director, Head of Global Network Banking, Hong Kong Corporate and Institutional Banking

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: MORGAN STANLEY BANK, N.A.
by
/s/ Tayo Lapite
Name: Tayo Lapite
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: MUFG Bank, Ltd.
by
/s/ Andrew Moore
Name: Andrew Moore
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: ROYAL BANK OF CANADA
by
/Sean Young
Name: Sean Young
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Sumitomo Mitsui Banking Corporation
by
/s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: UBS Switzerland AG
by
/s/ Romea Merk
Name: Romea Merk
Title: Director

For any Lender that requires a second signature line:
by
/s/ Jael Gebhard
Name: Jael Gebhard
Title: Director

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: U.S. BANK NATIONAL ASSOCIATION
by
/s/ Thomas Whitman
Name: Thomas Whitman
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Agricultural Bank of China Limited, New York Branch
by
/s/ Nelson Chou
Name: Nelson Chou
Title: SVP & Head of Corporate Banking Department

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Name of Lender: Bank of China Limited, Chicago Branch
by
/s/ Libo Sun
Name: Libo Sun
Title: SVP & Branch Manager

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

364-DAY REVOLVING CREDIT AGREEMENT OF

ZIMMER BIOMET HOLDINGS, INC.

Lake City Bank:
by
/s/ Cameron V. Plew
Name: Cameron V. Plew
Title: First Vice President - Commercial Banking